BofA Securities Leveraged Finance Conference 2024 December 3, 2024

Forward-Looking Statements Certain statements contained in this presentation, other than purely historical information, including, but not limited to estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 31, 2023, Part II, Item 1A of our Form 10-Q for the quarterly period ended June 30, 2024, and other filings with the SEC. The forward-looking statements included in this document are made as of the date of this presentation and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. 2

MasterBrand Overview #1 North American residential cabinet manufacturer Key brands 1 Includes Supreme acquisition 2 Excludes Supreme acquisition 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see Appendix for definitions and corresponding reconciliations to historical GAAP measures MasterBrand at a glance 1 ~65% Net sales to R&R 6,000+ Dealer network $182 million 2023 Net Income 13,000+ Employees 20+ Manufacturing facilities MasterBrand key financial metrics 2 3 $2.4 $2.5 $2.9 $3.3 $2.7 10% 11% 11% 11% 14% -1% 1% 3% 5% 7% 9% 11% 13% 15% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 2023 Net Sales ($B) Adjusted EBITDA Margin 1 $2.7 billion 2023 Net sales 3 $383 million 2023 Adjusted EBITDA3

The MasterBrand Story Building great experiences together O U R P U R P O S E How? Tools that enable us to: Lead through Lean Engage teams and foster problem-solving Align to Grow Deliver on the unique needs of each customer Tech Enabled Drive profitable growth and transform the way we work through digital, data, and analytics D E L I V E R E D T H R O U G H T H E M A S T E R B R A N D W A Y Build on our rich history by innovating how we work and what we offer to delight our customers O U R V I S I O N Make the team better Be bold Champion improvement O U R C U L T U R E 4 PRE-SPIN-OFF TODAY Industry Leader Largest distribution network Product & Brand Portfolio Leader amongst peers Operational Excellence At Scale

CSR HIGHLIGHTS 5

6 Multi-Branded Strategy Across Price Points and Products ~51% ~40% ~100% ~30% ~60% ~19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium Price point (per cabinet) <$350 >$750 MasterBrand portfolio by type and key brands Stock /In-Stock Semi-Custom Custom/Premium MasterBrand offers the most diverse product portfolio and covers the price spectrum 1 1 Includes pro forma impact of Supreme acquisition

+ + + Integrated Manufacturing Network & Strong Track Record of Continuous Improvement Footprint optimization Proven tools of our business system, enable product portfolio simplification Continuous improvement culture Efficient capital spending profile 7 MasterBrand’s strategic transformation initiatives have created >$90 million of cumulative annual savings since 2019, with another $50 million of incremental savings anticipated in 2024 O L D M O D E L : 10+ product platform / plant silos N E W M O D E L : 4 construction-specific product platforms Assets Capabilities Product Specs Networked manufactured footprint Capability duplication aligned to demand Aligned product continuum Note: Excludes Supreme acquisition

Stock MANUFACTURING FLEXIBILITY 1 Quarter facility transition from Made-to-Order to Stock 1 Facility absorbed FACILITY RATIONALIZATION 2 Facilities closed Plant A Plant B Consolidated manufacturing sites Plant C Plant D Plant E Plant F 5 Networks PLANT NETWORKS 20 Independent Plants COMMON CONSTRUCTION 10+ Platforms 4 Platforms Stock MTO Framed Frameless Vanities A ch ieved In -p rocess ~55% Reduction in Doors ~85% Reduction in Paints and Stains ~40% Reduction in Species Align to Grow 8 Simplified manufacturing to fulfill market needs Reduce complexity, without limiting customer selection MTO t Note: Excludes Supreme acquisition

Lead Through Lean 9 2021 2022 - 2024 2025 and beyond Best Place to Work Rewards & Recognition Talent Strategy Associate Engagement Lean Foundational Tools Four years into our journey, we’re progressing toward our vision of being a best place to work ASSOCIATE ENGAGEMENT REWARDS & RECOGNITION LEAN FOUNDATION TOOLS TALENT STRATEGY BEST PLACE TO WORK Consistent opportunities to strengthen lean skills with 266 formal kaizen events in 2023 Continued evolution of Best Place to Work, supported by three robust processes Lead Through Lean further improved engagement scores in 2023 Since inception over 400K peer-to-peer recognition awards given Talent Philosophy & Success Model provides consistent lexicon and code for all associates around talent processes

Simplify and Automate Backoffice Processes Enhance Customer Experience Digitize our Plants Leveraging Data and Analytics to Unlock Shareholder Value 10

Supreme Cabinetry Brands Acquisition Completed July 2024 11 Enhances MasterBrand’s Portfolio with Complementary Products in Resilient and Attractive Categories Extends Diversity of Channel Distribution to Reach More Consumers Drives Augmented Financial Profile and Value Creation via Highly Achievable Cost Synergies Reinforces Opportunity for Capital Flexibility Through Strong Balance Sheet and Cash Flow 1 2 4 5 Combines Best-in-Class Competencies to Win Today and Tomorrow, Enriching Consumer Value, Product Access, and Service3

Q3 2024 Highlights • Net sales increased 6% driven by 9% growth from our Supreme acquisition, partially offset by a 3% decline in organic net sales due to lower net average selling price (ASP). The impact of volume and foreign exchange were roughly flat year-on-year. • Net income decreased 51%, primarily due to acquisition costs, lower gross profit margin, restructuring charges and higher interest expense, partially offset by favorable variable compensation and positive net income contribution from Supreme. Net income margin contracted 470 bps. • Adjusted EBITDA margin1 declined 160 bps primarily due to the timing of price realization relative to inflationary pressures, continued investments in strategic initiatives, and approximately $6 million in non- repeating insurance proceeds and medical rebates in the same period last year. • Operating cash flow (YTD) and Free Cash Flow1 (YTD) declined primarily due to a benefit in the prior year from the release of a strategic inventory build meant to mitigate various supply chain constraints. 12 Financial Results ($ in millions, except per share amounts) Q3 2024 Q3 2023 B/(W) Net Sales $718.1 $677.3 6.0% Gross Profit $238.0 $237.5 0.2% Gross Profit Margin 33.1% 35.1% (200 bps) SG&A $166.3 $140.3 18.5% Net Income $29.1 $59.7 (51.3%) Net Income Margin 4.1% 8.8% (470 bps) Adjusted EBITDA1 $104.5 $109.8 (4.8%) Adjusted EBITDA Margin 1 14.6% 16.2% (160 bps) Diluted EPS (GAAP) $0.22 $0.46 (52.2%) Adjusted Diluted EPS1 $0.40 $0.49 (18.4%) Net Cash Provided By Operating Activities (YTD) $176.9 $336.5 (47.4%) Free Cash Flow1 (YTD) $142.3 $315.1 (54.8%) 1 Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, and Free Cash Flow are non-GAAP metrics. Please see the Appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA Margin, a reconciliation of Adjusted Diluted EPS to Diluted EPS, and a reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities and definitions.

Credit Rating and Debt Profile Rating Agency S&P Moody’s Fitch Corporate rating BB Ba2 BB+ Security rating (Unsecured debt) BB Ba3 BB+ Outlook Stable Stable Stable 1) As of June 17, 2024 $- $250 $500 $750 $1,000 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 Revolving Credit Facility Senior Unsecured Notes Debt Maturity Profile 5-year Revolving Credit Facility • $750 million Credit Agreement to mature in June 2029 • $350.4 million available as of Q3 2024 Credit Ratings1 Senior Unsecured Notes • $700 million Senior unsecured Notes issued in June 2024 • Maturity date of June 2032 • Fixed rate coupon of 7% 13

© MasterBrand Cabinets Leverage Ratios and Liquidity Flexible cost structure, low capex and high Free Cash Flow1 conversion supports the ability to drive cash flow generation across the cycles and general market conditions Leverage Ratios ($ in millions) Q3 2024 Q3 2023 Net Income (TTM) $148.0 $161.3 Adjusted EBITDA1 (TTM) $374.8 $395.4 Total Debt $1,062.3 $707.5 Net Debt1 $953.9 $585.0 Total Debt to Net Income (TTM) 7.2x 4.4 Total Debt to Adjusted EBITDA1 (TTM) 2.8x 1.8x Net Debt to Adjusted EBITDA1 (TTM) 2.5x 1.5x Liquidity and Cash Generation 39 Weeks Ended September 29, 2024 39 Weeks Ended September 24, 2023 Unrestricted Cash $108.4 $122.5 Net cash provided by operating activities $176.9 $336.5 Capital expenditures $34.6 $21.4 Free Cash Flow1 $142.3 $315.1 Historical Leverage Ratios 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total Debt / Adjused EBITDA (TTM) Net Debt / Adjusted EBITDA (TTM) 1 Adjusted EBITDA, Net Debt, Total Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions. 14 1 1

Near-Term Expectations Full Year 2024 Outlook1 • Organic net sales decline of low single-digit % and acquisition-related increase of mid single-digit % • Promotional activity and trade downs to continue at a similar pace, but impact to moderate from a y-o-y perspective • Continued growth in new construction, but expected to moderate y-o-y and sequentially; R&R demand to be at the lower end of mid-single digit % declines • Q4 net sales to outperform normal seasonality due to previously implemented price and traction from new products and channel specific offerings • Ability to flex manufacturing, ongoing continuous improvement efforts, and price actions will support adj. EBITDA2, and reduce the impact of recent cost inflation. Anticipating seasonally higher than normal adj. EBITDA margin2 in Q4. • Free Cash Flow2 is expected to be in excess of Net Income in 2024. Drivers Market Growth Low Single-Digit % Decline North American Cabinets Market MasterBrand Increase of low single-digit % Net Sales $385-$405 million Adjusted EBITDA2 ~14.0%-14.5% Adjusted EBITDA Margin2 $1.50-$1.62 Adjusted Diluted EPS2 S T R O N G B A L A N C E S H E E T W I T H F I N A N C I A L F L E X I B I L I T Y 15 1 This outlook information was presented by the Company on its third quarter 2024 Earnings Conference Call on November 5, 2024, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2 Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, and Free Cash Flow are non-GAAP metrics. Please see Appendix for definitions.

Long-Term Financial Targets Long Term Outlook1 1. Business and portfolio aligned with the customer 2. Operational Excellence will fuel margin growth 3. Flexible platform allows us to navigate any market condition Clear Path to Achieving Results 1 This outlook information was presented by the Company at its Investor Day 2022 presentation on December 6, 2022, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date. 2 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. Please see Appendix for definitions. Market Growth 3-5% CAGR North American Cabinets Market MasterBrand 4-6% CAGR Net Sales ~16%-18% FY Adjusted EBITDA Margin2 16 S T R O N G F O C U S O N M A R G I N E X P A N S I O N

MasterBrand: Investor Day 2022 05 Appendix

Non-GAAP Financial Measures To supplement the financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in this presentation, certain non-GAAP financial measures as defined under SEC rules have been included. It is our intent to provide non-GAAP financial information to enhance understanding of our financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. Our methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. We use EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, adjusted diluted earnings per share (“adjusted diluted EPS”), free cash flow, total debt to adjusted EBITDA, net debt, and net debt to adjusted EBITDA, which are all non-GAAP financial measures. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We evaluate the performance of our business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, we believe EBITDA is a useful metric to investors in evaluating our operating results. Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. Adjusted net income is calculated by removing the impact of non- operational results, including non-cash amortization expense, which is not deemed to be indicative of the results of current or future operations, and special items from net income. Adjusted net income margin is calculated as adjusted net income divided by net sales. Adjusted diluted EPS is a measure of our diluted earnings per share excluding non-operational results and special items. We believe these non-GAAP measures are useful to investors as they are representative of our core operations and are used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Free cash flow is defined as cash flow from operations less capital expenditures. We believe that free cash flow is a useful measure to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of our business strategy, and is used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Total debt to adjusted EBITDA is calculated by dividing total debt by the trailing twelve months adjusted EBITDA. Net debt is defined as total balance sheet debt less cash and cash equivalents. We believe this measure is useful to investors as it provides a measure to compare debt less cash and cash equivalents across periods on a consistent basis. Net debt to adjusted EBITDA is calculated by dividing net debt by the trailing twelve months adjusted EBITDA. Net debt to adjusted EBITDA is used by management to assess our financial leverage and ability to service our debt obligations. As required by SEC rules, see the appendix of this presentation for detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure. We have not provided a reconciliation of our fiscal 2024 adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS guidance because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, including gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income margin, and adjusted diluted EPS. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions used for historical non-GAAP measures. 18

Full Year Non-GAAP Reconciliations 19Note: See tick legend on following page December 29, December 27, December 26, December 25, December 31, (In millions, except percentages) 2019 2020 2021 2022 2023 Reconciliation of Net Income to EBITDA to ADJUSTED Net income (GAAP) 100.7$ 145.7$ 182.6$ 155.4$ 182.0$ Related party interest income, net (0.1) (2.4) (4.6) (12.9) - Interest expense - - - 2.2 65.2 Income tax expense 34.5 50.5 55.7 58.0 56.7 Depreciation expense 44.3 48.0 44.4 47.3 49.0 Amortization expense 17.8 17.8 17.8 17.2 15.3 EBITDA (Non-GAAP Measure) 197.2$ 259.6$ 295.9$ 267.2$ 368.2$ [1] Separation costs - - - 15.4 2.4 [2] Restructuring charges 10.2 6.1 4.2 25.1 10.1 [3] Restructuring-related items 0.5 5.3 3.7 12.7 (0.2) [4] Asset impairment charges 41.5 9.5 - 46.4 - [5] Recognition of actuarial gains - - - 0.2 2.9 Adjusted EBITDA (Non-GAAP Measure) 249.4$ 280.5$ 303.8$ 367.0$ 383.4$ NET SALES 2,388.7$ 2,469.3$ 2,855.3$ 3,275.5$ 2,726.2$ Net Income Margin 4% 6% 6% 5% 7% Adjusted EBITDA Margin % 10% 11% 11% 11% 14% Fiscal Year Ended

Full Year Non-GAAP Reconciliations Tick Legend 20 [1] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for the periods presented are comprised primarily of workforce reduction costs and facility closure costs. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines, accelerated depreciation expense, and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related adjustments are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. Restructuring-related charges/(adjustments) for the periods presented are related primarily to the reserves for losses on disposal of inventories. [4] The year-ended December 25, 2022 included $46.4 million of pre-tax impairment charges related to impairments of indefinite-lived tradenames. [5] We exclude the impact of actuarial gains and losses related to our U.S. defined benefit pension plan as they are not deemed indicative of future operations.

Q3 2024 Non-GAAP Reconciliations 21 Note: See tick legend on following page

Q3 2024 Non-GAAP Reconciliations Tick Legend 22 [1] Separation costs represent one-time costs incurred directly by MasterBrand related to the separation from Fortune Brands. [2] Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and may consist of workforce reduction costs, facility closure costs, and other costs to maintain certain facilities where operations have ceased, but which we are still responsible for. The restructuring charges for all periods presented are mainly comprised of workforce reduction costs and other costs to maintain facilities that have been closed, but not yet sold. [3] Restructuring-related charges are expenses directly related to restructuring initiatives that do not represent normal, recurring expenses necessary to operate the business, but cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories from exiting product lines, and gains/losses on the sale of facilities closed as a result of restructuring actions. Restructuring-related adjustments are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. The restructuring-related adjustments in fiscal 2023 are recoveries of previously recorded restructuring-related charges resulting from changes in estimates of accruals recorded in prior periods. [4] Acquisition-related costs are transaction and integration costs, including legal, accounting and other professional fees, severance, stock-based compensation, and other integration related costs. These charges are primarily recorded within selling, general and administrative expenses within the Condensed Consolidated Statements of Income. Acquisition-related costs are significantly impacted by the timing and complexity of the underlying acquisition related activities and are not indicative of the Company’s ongoing operating performance. The acquisition-related costs in fiscal 2024 are associated with the acquisition of Supreme Cabinetry Brands, Inc., which was announced in the second quarter of fiscal 2024 and closed early in the third quarter of fiscal 2024, and are comprised primarily of professional fees. [5] Purchase accounting cost of products sold relates to the fair market value adjustment required under GAAP for inventory obtained in the acquisition of Supreme Cabinetry Brands, Inc. All inventory obtained was sold in the third quarter of 2024. [6] Beginning in the second quarter of fiscal 2024 reporting, management began adding back amortization of intangible assets in calculating adjusted net income and adjusted diluted EPS for all periods presented. Non-cash amortization expenses is not indicative of the Company’s ongoing operations. Prior period information has been recast to reflect the updated presentation. [7] In order to calculate Adjusted Net Income, each of the items described in Items [1] - [6] above reflect tax effects based upon an estimated annual effective income tax rate of 25.0 percent, inclusive of recurring permanent differences and the net effect of state income taxes and excluding the impact of discrete income tax items. Discrete items are recorded in the relevant period identified and include, but are not limited to, changes in judgment or estimates of uncertain tax positions related to prior periods, return-to-provision adjustments, the tax effect of relevant stock-based compensation items, certain changes in the valuation allowance for the realizability of deferred tax assets, or enacted changes in tax law. Management believes this approach assists investors in understanding the income tax provision and the estimated annual effective income tax rate related to ongoing operations.

Q3 2024 Non-GAAP Reconciliations 23 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) 39 Weeks Ended September 29, September 24, (U.S. Dollars presented in millions) 2024 2023 OPERATING ACTIVITIES Net income .............................................................................................................................. $ 111.9 $ 145.9 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation .................................................................................................................. 39.5 34.9 Amortization of intangibles ........................................................................................... 13.7 11.6 Restructuring charges, net of cash payments ................................................................. 4.3 (13.9) Write-off and amortization of finance fees .................................................................... 8.2 1.7 Stock-based compensation ............................................................................................ 16.8 13.2 Changes in operating assets and liabilities: Accounts receivable ...................................................................................................... (2.3) 60.1 Inventories ..................................................................................................................... (32.5) 103.9 Other current assets ....................................................................................................... (1.8) 6.9 Accounts payable .......................................................................................................... 18.0 (42.8) Accrued expenses and other current liabilities .............................................................. (3.5) 9.2 Other items .................................................................................................................... 4.6 5.8 NET CASH PROVIDED BY OPERATING ACTIVITIES ............................................... 176.9 336.5 INVESTING ACTIVITIES Capital expenditures ...................................................................................................... (34.6) (21.4) Proceeds from the disposition of assets ......................................................................... 8.4 0.3 Acquisition of business, net of cash acquired ................................................................ (515.7) — NET CASH USED IN INVESTING ACTIVITIES ............................................................ (541.9) (21.1) FINANCING ACTIVITIES Issuance of long-term and short-term debt .................................................................... 1,130.0 55.0 Repayments of long-term and short-term debt .............................................................. (767.5) (327.5) Payment of financing fees ............................................................................................. (17.8) — Repurchase of common stock ........................................................................................ (6.5) (15.6) Payments of employee taxes withheld from share-based awards .................................. (5.3) (3.0) Other items .................................................................................................................... (1.6) (1.0) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ............................ 331.3 (292.1) Effect of foreign exchange rate changes on cash and cash equivalents .................................. (5.6) (1.9) NET (DECREASE) INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH ....................................................................................................... $ (39.3) $ 21.4 Cash, cash equivalents, and restricted cash at beginning of period......................................... $ 148.7 $ 101.1 Cash, cash equivalents, and restricted cash at end of period ................................................... $ 109.4 $ 122.5 Cash and cash equivalents ...................................................................................................... $ 108.4 $ 122.5 Restricted cash included in other assets .................................................................................. 1.0 — Total cash, cash equivalents and restricted cash ..................................................................... $ 109.4 $ 122.5 Reconciliation of Free Cash Flow Net cash provided by operating activities ............................................................................... $ 176.9 $ 336.5 Less: Capital expenditures ...................................................................................................... (34.6) (21.4) Free cash flow ......................................................................................................................... $ 142.3 $ 315.1

Q3 2024 Non-GAAP Reconciliations 24

Prior Year to Current Year Net Sales Walk 25